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SUMMARY PROSPECTUS

May 1, 2010

LKCM Aquinas Fixed Income Fund

(AQFIX)

Before you invest, you may want to review the LKCM Aquinas Fixed Income Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.aquinasfunds.com/documents.  You can also get this information at no cost by calling 1-800-423-6369 or by sending an e-mail request to info@aquinasfunds.com.

Investment Objective:  The Fund seeks current income, while incorporating Catholic values investing principles in the investment process.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	1.19%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver and/or Expense Reimbursement(3)	-0.99%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.81%
 (1)    Under the LKCM Funds Adviser Class Distribution Plan, the Fund may pay up to 1.00% of its average daily net assets for distribution and other services.  The Board of Trustees has authorized payment of only 0.25% under this plan for the Fund.
 (2)  Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, including money market funds (“Acquired Fund(s)”).   The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)  Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2011 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.80%.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investment in Acquired Funds and extraordinary expenses.  The fee reduction and expense reimbursement agreement may be terminated or changed at any time only with the consent of the Board of Trustees.

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$83	$470	$882	$2,034

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and government fixed income securities.  The Fund typically invests in bonds with short-to intermediate-term maturities (those with maturities from one to ten years) issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.  Investment grade debt securities are considered to be those rated within the four highest ratings assigned by nationally recognized statistical rating organizations.

The Fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions.  The expected maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position.  The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.  The Fund generally intends to purchase securities that are rated investment grade at the time of its purchase. If an issue of securities is downgraded, the Adviser will consider whether to continue to hold the obligation.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”).  The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time.  The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines.  If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect the stock market in general, such as economic production, interest rate levels, or geopolitical events, may negatively affect the stock market and cause a decline in the value of your investment in the Fund.

•
Catholic Values Investing Risk – Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantage to do so.

•
Portfolio Turnover Risk – To the extent that the Fund’s strategies lead it to buy and sell securities more actively than other funds, the Fund could have higher expenses, including increased brokerage commission cost, which would reduce shareholder returns.  A high portfolio turnover rate may also expose shareholders to higher taxable distributions.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Recent Market Events – U.S. and international markets may continue to experience volatility, which could cause securities markets to experience lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.

•
Interest Rate Risk – Market values of fixed income securities are inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise.

•
Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with an index that tracks the performance of fixed-income debt securities and an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.aquinasfunds.com or by calling the Fund toll-free at 1-800-423-6369.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
3.83%	3rd quarter, 2009
-1.58%	2nd quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	Since Inception (July 11, 2005)
Return Before Taxes	10.51%	4.75%
Return After Taxes on Distributions	9.10%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	3.15%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.95%
Lipper Short Intermediate Investment-Grade Debt Funds Index (reflects no deduction for taxes)	11.73%	4.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Joan M. Maynard	Vice President and Portfolio Manager	Since Inception
Scot C. Hollmann, CFA	Principal, Vice President and Portfolio Manager	Since 2010
Mark L. Johnson, CFA	Vice President and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-423-6369.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.